================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 18, 1999


                              THE GILLETTE COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                        1-922                   04-1366970
         --------                        -----                   ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)

Prudential Tower Building, Boston, Massachusetts                02199
------------------------------------------------                -----
   (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (617) 421-7000
                                                           --------------


================================================================================


                       This is page 1 of 5 pages. Exhibit
                            Index appears on page 5.

ITEM 5. OTHER EVENTS

        On February 18, 1999, the Board of Directors of The Gillette Company announced the planned retirement of Alfred M. Zeien, Chairman of the Board and Chief Executive Officer, and the election of Michael C. Hawley as Chairman of the Board and Chief Executive Officer. A copy of the press release announcing this information is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1. Press release issued by The Gillette Company on February 18, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE GILLETTE COMPANY

                                  By:   /s/ Charles W. Cramb
                                      -----------------------------------------
                                      Name: Charles W. Cramb
                                      Title:  Senior Vice President -- Finance,
                                      Chief Financial Officer and Principal
                                      Accounting Officer



Date: February 19, 1999

                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION OF EXHIBITS
-----------                  -----------------------

99.1                   Press release issued by The Gillette Company on
                       February 18, 1999.